N-SAR Item 77Q(3) Exhibit
Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:


Evergreen California Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		283,625		0.01		20,973,464	1.00
Class S		4,453,101	0.01		401,502,673	1.00
Class I		136,353		0.02		7,219,841	1.00


Evergreen Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		46,914,615		0.02	1,942,002,789	1.00
Class B		473,785     		0.01	72,989,625	1.00
Class C		352,930			0.01	56,268,785	1.00
Class S		59,530,134		0.02	3,118,047,456	1.00
Class I		19,192,152		0.02	757,611,414	1.00


Evergreen Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		5,566,184	0.02		329,571,398	1.00
Class S		29,022,911	0.01		2,485,579,148	1.00
Class I		5,677,276	0.02		265,742,889	1.00


Evergreen New Jersey Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A	 	451,430 	0.01		35,890,804	1.00
Class S		2,389,026	0.01		225,237,185	1.00
Class I		297,434		0.02		19,107,912	1.00



Evergreen New York Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		496,723		0.01		25,567,463	1.00
Class S		3,810,721	0.01		357,617,274	1.00
Class I		430,859		0.02		12,247,879	1.00


Evergreen Pennsylvania Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		354,779		0.02		36,355,571	1.00
Class S		2,156,095	0.01		176,221,424	1.00
Class I		1,669,030	0.02		92,004,739	1.00


Evergreen Treasury Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		2,113,582	0.01		189,618,231	1.00
Class S		3,654,164	0.01		533,996,716	1.00
Class I		7,459,466	0.01		623,128,290	1.00